Business And Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Business And Significant Accounting Policies [Abstract]
Description Of Business

Description of Business

References in this report to “we,” “our,” “us” and “the company” are to Oncor and/or its subsidiaries as apparent in the context.  See “Glossary” for definition of terms and abbreviations.

We are a regulated electricity transmission and distribution company principally engaged in providing delivery services to REPs that sell power in the north-central, eastern, western and panhandle regions of Texas.  We are a direct, majority-owned subsidiary of Oncor Holdings, which is indirectly and wholly owned by Sempra. Oncor Holdings owns 80.25% of our membership interests and Texas Transmission owns 19.75% of our membership interests.  We are managed as an integrated business; consequently, there are no separate reportable business segments.

Our consolidated financial statements for the fiscal year ended December 31, 2019, include the results of our wholly owned indirect subsidiary, NTU, which is a regulated utility that provides electricity transmission delivery service in the north-central, western and panhandle regions of Texas. We acquired NTU as part of the InfraREIT Acquisition that closed on May 16, 2019.

Ring-Fencing Measures

Ring-Fencing Measures

Since 2007, various ring-fencing measures have been taken to enhance our credit quality and the separateness between the Oncor Ring-Fenced Entities and entities with ownership interests in Oncor or Oncor Holdings. These ring-fencing measures serve to mitigate the Oncor Ring-Fenced Entities’ credit exposure to owners of Oncor and Oncor Holdings, and to reduce the risk that the assets and liabilities of Oncor Ring-Fenced Entities would be substantively consolidated with the assets and liabilities of any direct or indirect owners of Oncor and Oncor Holdings in connection with a bankruptcy of any such entities. These measures include the November 2008 sale of 19.75% of Oncor’s equity interests to Texas Transmission.

In March 2018, Sempra indirectly acquired Oncor Holdings through the Sempra Acquisition. The Sempra Acquisition was consummated after obtaining the approval of the bankruptcy court in the EFH Bankruptcy Proceedings and the PUCT. The PUCT approval was obtained in Docket No. 47675, and the final order issued in that docket (Sempra Order) outlines certain ring-fencing measures, governance mechanisms and restrictions that apply after the Sempra Acquisition. As a result of these ring-fencing measures, Sempra does not control Oncor, and the ring-fencing measures limit Sempra’s ability to direct the management, policies and operations of Oncor, including the deployment or disposition of Oncor’s assets, declarations of dividends, strategic planning and other important corporate issues and actions.

None of the assets of the Oncor Ring-Fenced Entities are available to satisfy the debt or obligations of any Sempra entity or any other direct or indirect owner of Oncor or Oncor Holdings.  The assets and liabilities of the Oncor Ring-Fenced Entities are separate and distinct from those of any Sempra entities and any other direct or indirect owner of Oncor or Oncor Holdings.  We do not bear any liability for debt or contractual obligations of Sempra and its affiliates or any other direct or indirect owner of Oncor or Oncor Holdings, and vice versa.  Accordingly, our operations are conducted, and our cash flows are managed, independently from Sempra and its affiliates and any other direct or indirect owner of Oncor or Oncor Holdings.

Oncor is a limited liability company governed by a board of directors, not its members. The Sempra Order and our Limited Liability Company Agreement require that the board of directors of Oncor consist of thirteen members, constituted as follows:

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seven Disinterested Directors, who (i) shall be independent directors in all material respects under the rules of the New York Stock Exchange in relation to Sempra or its subsidiaries and affiliated entities and any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, and (ii) shall have no material relationship with Sempra or its subsidiaries or affiliated entities or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, currently or within the previous ten years;

•	two members designated by Sempra (through Oncor Holdings);
•	two members designated by Texas Transmission; and
•	two current or former officers of Oncor (the Oncor Officer Directors), currently Robert S. Shapard and E. Allen Nye, Jr., who are our Chairman of the Board and Chief Executive, respectively.

In order for a current or former officer of Oncor to be eligible to serve as an Oncor Officer Director, the officer cannot have worked for Sempra or any of its affiliates (excluding Oncor Holdings and Oncor) or any other entity with a direct or indirect ownership interest in Oncor or Oncor Holdings in the ten-year period prior to the officer being employed by Oncor.  Oncor Holdings, at the direction of STIH, has the right to nominate and/or seek the removal of the Oncor Officer Directors, subject to approval by a majority of the Oncor board of directors.  STIH is a wholly owned indirect subsidiary of, and controlled by, Sempra following the Sempra Acquisition.

In addition, the Sempra Order provides that Oncor’s board cannot be overruled by the board of Sempra or any of its subsidiaries on dividend policy, the issuance of dividends or other distributions (except for contractual tax payments), debt issuance, capital expenditures, operation and maintenance expenditures, management and service fees, and appointment or removal of board members, provided that certain actions may also require the additional approval of the Oncor Holdings board of directors. The Sempra Order also provides that any changes to the size, composition, structure or rights of the board must first be approved by the PUCT. In addition, if Sempra acquires Texas Transmission’s interest in Oncor, the two board positions on Oncor’s board of directors that Texas Transmission is entitled to appoint will be eliminated and the size of Oncor’s board of directors will be reduced by two.

Additional regulatory commitments, governance mechanisms and restrictions provided in the Sempra Order and our Limited Liability Company Agreement to ring-fence Oncor from its owners include, among others:

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A majority of the Disinterested Directors of Oncor must approve any annual or multi-year budget if the aggregate amount of capital expenditures or operating and maintenance expenditures in such budget is more than a 10% increase or decrease from the corresponding amounts of such expenditures in the budget for the preceding fiscal year or multi-year period, as applicable;

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Oncor may not pay any dividends or make any other distributions (except for contractual tax payments) if a majority of its Disinterested Directors determines that it is in the best interests of Oncor to retain such amounts to meet expected future requirements;

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At all times, Oncor will remain in compliance with the debt-to-equity ratio established by the PUCT from time to time for ratemaking purposes, and Oncor will not pay dividends or other distributions (except for contractual tax payments), if that payment would cause its debt-to-equity ratio to exceed the debt-to-equity ratio approved by the PUCT;

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If the credit rating on Oncor’s senior secured debt by any of the three major rating agencies falls below BBB (or the equivalent), Oncor will suspend dividends and other distributions (except for contractual tax payments), unless otherwise allowed by the PUCT;

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Without the prior approval of the PUCT, neither Sempra nor any of its affiliates (excluding Oncor) will incur, guaranty or pledge assets in respect of any indebtedness that is dependent on the revenues of Oncor in more than a proportionate degree than the other revenues of Sempra or on the stock of Oncor, and there will be no debt at STH or STIH at any time following the closing of the Sempra Acquisition;

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Neither Oncor nor Oncor Holdings will lend money to or borrow money from Sempra or any of its affiliates (other than Oncor subsidiaries), or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, and neither Oncor nor Oncor Holdings will share credit facilities with Sempra or any of its affiliates (other than Oncor subsidiaries), or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings;

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There must be maintained certain “separateness measures” that reinforce the financial separation of Oncor from its owners, including a requirement that dealings between Oncor, Oncor Holdings and their subsidiaries with Sempra, any of Sempra’s other affiliates or any entity with a direct or indirect ownership interest in Oncor or Oncor Holdings, must be on an arm’s-length basis, limitations on affiliate transactions, separate recordkeeping requirements and a prohibition on Sempra or its affiliates pledging Oncor assets or stock for any entity other than Oncor; and

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Sempra will continue to hold indirectly at least 51% of the ownership interests in Oncor and Oncor Holdings for at least five years following the closing of the Sempra Acquisition, unless otherwise specifically authorized by the PUCT.

Basis Of Presentation

Basis of Presentation

Our consolidated financial statements have been prepared in accordance with GAAP governing rate-regulated operations.  All dollar amounts in the financial statements and tables in the notes are stated in millions of U.S. dollars unless otherwise indicated.

Use Of Estimates

Use of Estimates

Preparation of our financial statements requires management to make estimates and assumptions about future events that affect the reporting of assets and liabilities at the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements.  In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information.  No material adjustments were made to previous estimates or assumptions during the current year.

Goodwill

Goodwill

The increase in goodwill to $4,740 million at December 31, 2019 from $4,064 million at December 31, 2018 is due to the InfraREIT Acquisition. See Note 2 for more information on the InfraREIT Acquisition.

Revenue Recognition

Revenue Recognition

Oncor’s revenue is billed under tariffs approved by the PUCT and the majority of revenues are related to providing electric delivery service to consumers.  Tariff rates are designed to recover the cost of providing electric delivery service including a reasonable rate of return on invested capital.  Revenues are generally recognized when the underlying service has been provided in an amount prescribed by the related tariff.  See Note 4 for additional information regarding revenues.

Provision In Lieu Of Income Taxes

Provision in Lieu of Income Taxes

Our tax sharing agreement with Oncor Holdings, Texas Transmission and STH (as successor to EFH Corp.) provides for the calculation of amounts related to income taxes for each of Oncor Holdings and Oncor substantially as if these entities were taxed as corporations and requires payments to the members determined on that basis (without duplication for any income taxes paid by a subsidiary of Oncor Holdings).

We are a partnership for U.S. federal income tax purposes. Accordingly, while partnerships are not subject to income taxes, in consideration of the presentation of our financial statements as an entity subject to cost-based regulatory rate-setting processes, with such costs historically including income taxes, the financial statements present amounts determined under the tax sharing agreement as “provision in lieu of income taxes” and “liability in lieu of deferred income taxes”.  Such amounts are determined in accordance with the provisions of the accounting guidance for income taxes and accounting standards that provide interpretive guidance for accounting for uncertain tax positions and thus differences between the book and tax bases of assets and liabilities are accounted for as if we were a stand-alone corporation. In the event such amounts are not paid under the tax sharing agreement, it is probable that this regulatory liability will continue to be included in Oncor’s rate setting processes.

We classify any interest and penalties expense related to uncertain tax positions as current provision in lieu of income taxes as discussed in Note 5.

Defined Benefit Pension Plans And OPEB Plans

Defined Benefit Pension Plans and Oncor OPEB Plans

We have liabilities under pension plans that offer benefits based on either a traditional defined benefit formula or a cash balance formula and Oncor OPEB plans that offer certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees.  Costs of pension and Oncor OPEB plans are dependent upon numerous factors, assumptions and estimates.  See Note 10 for additional information regarding pension and OPEB plans.

System Of Accounts	System of Accounts Our accounting records have been maintained in accordance with the FERC Uniform System of Accounts as adopted by the PUCT.
Property, Plant And Equipment

Property, Plant and Equipment

Properties are stated at original cost. The cost of self-constructed property additions includes materials and both direct and indirect labor and applicable overhead and an allowance for funds used during construction.

Depreciation of property, plant and equipment is calculated on a straight-line basis over the estimated service lives of the properties based on depreciation rates approved by the PUCT.  As is common in the industry, depreciation expense is recorded using composite depreciation rates that reflect blended estimates of the lives of major asset groups as compared to depreciation expense calculated on a component asset-by-asset basis.  Depreciation rates include plant removal costs as a component of depreciation expense, consistent with regulatory treatment.  Actual removal costs incurred are charged to accumulated depreciation.  Accrued removal costs in excess of incurred removal costs are reclassified as a regulatory liability to retire assets in the future.

Regulatory Assets And Liabilities

Regulatory Assets and Liabilities

We are subject to rate regulation and our financial statements reflect regulatory assets and liabilities in accordance with accounting standards related to the effect of certain types of regulation.  Regulatory assets and liabilities represent probable future revenues that will be recovered from or refunded to customers through the ratemaking process based on PURA and/or the PUCT’s orders, precedents or substantive rules.  Rate regulation is premised on the full recovery of prudently incurred costs and a reasonable rate of return on invested capital subject to PUCT review for reasonableness and prudence and possible disallowance.  Regulatory decisions can have an impact on the recovery of costs, the rate earned on invested capital and the timing and amount of assets to be recovered by rates.  See Note 3 for more information regarding regulatory assets and liabilities.

Franchise Taxes

Franchise Taxes

Franchise taxes are assessed to us by local governmental bodies, based on kWh delivered and are a principal component of taxes other than amounts related to income taxes as reported in the income statement.  Franchise taxes are not a “pass through” item.  The rates we charge customers are intended to recover the franchise taxes, but we are not acting as an agent to collect the taxes from customers.

Allowance For Funds Used During Construction (AFUDC)

Allowance for Funds Used During Construction (AFUDC)

AFUDC is a regulatory cost accounting procedure whereby both interest charges on borrowed funds and a return on equity capital used to finance construction are included in the recorded cost of utility plant and equipment being constructed.  AFUDC is capitalized on all projects involving construction periods lasting greater than thirty days.  The interest portion of capitalized AFUDC is accounted for as a reduction to interest expense and the equity portion of capitalized AFUDC is accounted for as other income.  See Note 13 for detail of amounts reducing interest expense and increasing other income.

Cash And Cash Equivalents

Cash and Cash Equivalents

For purposes of reporting cash and cash equivalents, temporary cash investments purchased with an original maturity of three months or less are considered to be cash equivalents.

Fair Value Of Nonderivative Financial Instruments

Fair Value of Nonderivative Financial Instruments

The carrying amounts for financial assets classified as current assets and the carrying amounts for financial liabilities classified as current liabilities approximate fair value due to the short maturity of such instruments.  The fair values of other financial instruments, for which carrying amounts and fair values have not been presented, are not materially different than their related carrying amounts.  The following discussion of fair value accounting standards applies primarily to our determination of the fair value of assets in the pension and Oncor OPEB plans’ trusts (see Note 10) and long-term debt (see Note 7).

Accounting standards related to the determination of fair value define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  We use a “mid-market” valuation convention (the mid-point price between bid and ask prices) as a practical expedient to measure fair value for the majority of our assets and liabilities subject to fair value measurement on a recurring basis.  We primarily use the market approach for recurring fair value measurements and use valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs.

We categorize our assets and liabilities recorded at fair value based upon the following fair value hierarchy:

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Level 1 valuations use quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.  An active market is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

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Level 2 valuations use inputs that, in the absence of actively quoted market prices, are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include: (a) quoted prices for similar assets or liabilities in active markets, (b) quoted prices for identical or similar assets or liabilities in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or liability such as interest rates and yield curves observable at commonly quoted intervals and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.  Our Level 2 valuations utilize over-the-counter broker quotes, quoted prices for similar assets or liabilities that are corroborated by correlations or other mathematical means and other valuation inputs.

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Level 3 valuations use unobservable inputs for the asset or liability.  Unobservable inputs are used to the extent observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.  We use the most meaningful information available from the market combined with internally developed valuation methodologies to develop our best estimate of fair value.

We utilize several different valuation techniques to measure the fair value of assets and liabilities, relying primarily on the market approach of using prices and other market information for identical and/or comparable assets and liabilities for those items that are measured on a recurring basis.

The fair value of certain investments is measured using the net asset value (NAV) per share as a practical expedient.  Such investments measured at NAV are not required to be categorized within the fair value hierarchy.

Interest Rate Derivatives And Hedge Accounting

Derivative Instruments and Mark-to-Market Accounting

From time-to-time we enter into derivative instruments to hedge interest rate risk.  If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, the fair value of each derivative is recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income, unless criteria for cash flow hedge accounting are met.  This recognition is referred to as “mark-to-market” accounting.

Impairment Of Long-Lived Assets And Goodwill

Impairment of Long-Lived Assets and Goodwill

We evaluate long-lived assets (including intangible assets with finite lives) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  We also evaluate goodwill for impairment annually on October 1 and whenever events or changes in circumstances indicate that an impairment may exist. The determination of the existence of these and other indications of impairment involves judgments that are subjective in nature and may require the use of estimates in forecasting future results and cash flows.

If at the assessment date our carrying value exceeds our estimated fair value (enterprise value), then the estimated enterprise value is compared to the estimated fair values of our operating assets (including identifiable intangible assets) and liabilities at the assessment date.  The resultant implied goodwill amount is compared to the recorded goodwill amount.  Any excess of the recorded goodwill amount over the implied goodwill amount is written off as an impairment charge.

In each of 2019, 2018 and 2017, we concluded, based on a qualitative assessment, that our estimated enterprise fair value was more likely than not greater than our carrying value.  As a result, no additional testing for impairment was required and no impairments were recognized.

Changes In Accounting Standards

Changes in Accounting Standards

Topic 842, “Leases” – In February 2016, the FASB issued ASU 2016-02 which created FASB Topic 842, Leases (Topic 842).  Topic 842 amends previous GAAP to require the balance sheet recognition of substantially all lease assets and liabilities, including operating leases.  Operating lease liabilities are not classified as debt for GAAP purposes under Topic 842 and are not treated as debt for our regulatory purposes.  All of Oncor’s existing leases meet the definition of an operating lease.  Under the new rules, the recognition of any finance leases (previously known as capital leases) on the balance sheet are classified as debt for both GAAP and regulatory capital structure purposes (see Note 8 for details) similar to the previous capital lease treatment.

We adopted Topic 842 on January 1, 2019, using the optional transition method to apply the new guidance prospectively and not restate comparative periods.  We elected the package of practical expedients that permits us to not reassess (a) whether a contract is or contains a lease, (b) lease classification or (c) determination of initial direct costs, which allows us to carry forward accounting conclusions under previous GAAP on contracts that commenced prior to adoption of the lease standard.  We also elected the land easement practical expedient, which allows us to continue to account for pre-existing land easements under our accounting policy that existed before adoption of the lease standard.  We did not elect the practical expedient to use hindsight in making judgments when determining the lease term.

The adoption of Topic 842 affects our balance sheet, as our contracts for office space, service centers and fleet vehicles are operating leases.  The following table shows the increases on our balance sheet at January 1, 2019 from the initial adoption of Topic 842.

At January 1, 2019
Operating Leases:
ROU assets:
Operating lease ROU and other assets	$82

Lease liabilities:
Operating lease and other current liabilities	$26
Employee benefit, operating lease and other obligations	56
Total operating lease liabilities	$82

Topic 220, “Income Statement—Reporting Comprehensive Income” amended by ASU 2018-02, “Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income” – In February 2018, the FASB issued ASU 2018-02, an amendment to Topic 220.  Under ASU 2018-02, an entity is required to provide certain disclosures regarding stranded tax effects, including its accounting policy related to releasing the income tax effects from accumulated other comprehensive income (AOCI).  We elected to reclassify stranded tax effects resulting from the TCJA from AOCI to capital accounts.  Our stranded tax effects in AOCI, which are related to previous interest rate cash flow hedges, were $4 million and increased our capital account upon reclassification.  We adopted the standard on a prospective basis effective January 1, 2019.

Topic 326, “Financial Instruments—Credit Losses” – In June 2016 the FASB issued ASU No. 2016-13, which changes how entities account for credit losses on receivables and certain other assets. The guidance requires use of a current expected credit loss model, which may result in earlier recognition of credit losses than under previous accounting standards.  Topic 326 is required to be adopted in the first quarter of fiscal 2020 with earlier adoption permitted.  We adopted on a prospective basis effective January 1, 2020. The adoption of the new standard did not have a material impact on our consolidated financial statements.

Topic 350, “Intangibles, Goodwill and Other —Internal-Use Software (Subtopic 40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service”  – In August 2018, the FASB issued ASU 2018-15 which clarifies the accounting for implementation costs in cloud computing arrangements.  ASU 2018-15 is required to be adopted in the first quarter of fiscal 2020 with earlier adoption permitted. We have early adopted on a prospective basis effective July 1, 2019.  The early adoption did not have a material effect on our consolidated financial statements.